Exhibit 99.1

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                               DERIVED INFORMATION
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                     $103,075,000 Certificates (approximate)
                    First Alliance Mortgage Loan Trust 1999-4

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               First Alliance Mortgage Company (Seller & Servicer)

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                                 LEHMAN BROTHERS









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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

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                                    First Alliance Mortgage Loan Trust 1999-4
---------------------------------------------------------------------------------------------------------------

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                                                 To Maturity
---------------------------------------------------------------------------------------------------------------
                                                       Est.   Est. Prin.  Expected    Stated       Expected
             Approx.                          Tsy.     WAL     Window       Final     Final        Ratings
 Class        Size        Group     Type      BMark    (yrs)    (mos)     Maturity   Maturity   (S&P/Moody's)
---------------------------------------------------------------------------------------------------------------
A-1 *     28,000,000        F      FXD - PT   Curve    3.17     1 - 185   06/20/15    1/20/31      AAA/Aaa
A-2 *     75,075,000        A      FLT - PT  1 m LI    2.60     1 - 160   05/20/13    1/20/31      AAA/Aaa
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                 To 10% Call
                                                       Est.   Est. Prin.  Expected    Stated       Expected
             Approx.                          Tsy.     WAL     Window       Final     Final        Ratings
 Class        Size        Group     Type      BMark    (yrs)    (mos)     Maturity   Maturity   (S&P/Moody's)
---------------------------------------------------------------------------------------------------------------
A-1 *     28,000,000        F      FXD - PT   Curve     2.86     1 - 80   09/20/06    1/20/31      AAA/Aaa
A-2 *     75,075,000        A      FLT - PT  1 m LI     2.43     1 - 80   09/20/06    1/20/31      AAA/Aaa
---------------------------------------------------------------------------------------------------------------

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                                  Pricing Speed
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Group I                 125% PPC

                        100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.


Group II                30% CPR
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*  Priced to call. After the 10% optional termination date, the Class A-1 interest rate will increase by 0.50% and the Class A-2 margin will double.


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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------------------------------------------------------------------------------------------
                                       Sensitivity Analysis -- To Maturity
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Group A % of CPR                10%         15%         20%         30%         35%         40%         50%
Group F % of PPC                50%         75%         100%        125%        175%        200%       250%

Class A-1
---------
Yield @ 99.99947               7.612       7.594       7.575       7.564       7.499       7.468       7.397
Average Life (yrs.)             7.26        5.22        3.98        3.17        2.19        1.86       1.40
Window (mo.)                   1-329       1-284       1-229       1-185       1-129       1-110       1-82
Expected Final Mat.           6/20/27     9/20/23     2/20/19     6/20/15     10/20/10    3/20/09    11/20/06
Duration (yrs.)                 4.71        3.71        3.02        2.52        1.84        1.60       1.24

Class A-2
---------
Average Life (yrs.)             7.69        5.39        4.04        2.60        2.17        1.84       1.36
Window (mo.)                   1-334       1-297       1-242       1-160       1-133       1-113       1-83
Expected Final Mat.           11/20/27    10/20/24    3/20/20     5/20/13     2/20/11     6/20/09    12/20/06

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                       Sensitivity Analysis -- To 10% Call
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Group A % of CPR                10%         15%         20%         30%         35%         40%         50%
Group F % of PPC                50%         75%         100%        125%        175%        200%       250%

Class A-1
---------
Yield @ 99.99947               7.605       7.580       7.554       7.521       7.462       7.427       7.348
Average Life (yrs.)             6.99        4.94        3.74        2.86        2.03        1.73       1.30
Window (mo.)                   1-220       1-156       1-117        1-80        1-62        1-53       1-39
Expected Final Mat.           5/20/18     1/20/13     10/20/09    9/20/06     3/20/05     6/20/04     4/20/03
Duration (yrs.)                 4.65        3.62        2.92        2.36        1.75        1.52       1.16

Class A-2
---------
Average Life (yrs.)             7.28        4.99        3.72        2.43        1.99        1.69       1.25
Window (mo.)                   1-220       1-156       1-117        1-80        1-62        1-53       1-39
Expected Final Mat.           5/20/18     1/20/13     10/20/09    9/20/06     3/20/05     6/20/04     4/20/03

---------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

------------------------------------------------------------------------------------------------
                                      Terms of the Offering
------------------------------------------------------------------------------------------------
Issuer:                                First Alliance Mortgage Loan Trust 1999-4

Seller and Servicer:                   First Alliance Mortgage Company

Depositor:                             First Alliance Mortgage Company

Trustee and Oversight Agent:           Chase Manhattan Bank

Certificate Insurer:                   MBIA
                                       (Rated Aaa/AAA/AAA by Moody's, S&P and Fitch)

Underwriter:                           Lehman Brothers

Offered Securities:                    Class A-1 and Class A-2 Certificates (the "Certificates")

Retained Securities:                   Class R Certificates

Expected Settlement Date:              December 17, 1999 through DTC, Euroclear and CEDEL

Payment Date:                          20th of each month, or the next succeeding Business Date
                                       (First Payment Date: January 20, 1999)

Cut-Off Date:                          December 1, 1999 (close of business)

Delay Days:                            19 days for Class A-1; 0 days for Class A-2

Day Count:                             30/360 for Class A-1; Actual/360 for Class A-2

Servicing Fee:                         0.50% of the Pool Principal Balance per annum

Optional Clean-up Call                 Any Payment Date on or after which the Aggregate Pool
                                       Principal Balance declines to 10% or less of the sum of
                                       the Aggregate Cut-Off Date Pool Principal Balance of the
                                       initial loans and the pre-funded amount

Denomination:                          $25,000 and multiples of $1,000 in excess thereof

SMMEA Eligibility:                     The Certificates are not SMMEA eligible

ERISA Eligibility:                     The Certificates are expected to be ERISA eligible

Tax Status:                            REMIC election, debt for federal income tax purposes

------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

-------------------------------------------------------------------------------------------------
                                   Terms of the Offering (cont.)
-------------------------------------------------------------------------------------------------
Collateral Pool:               o    Pool Principal Balances are as of the Cut-Off Date

                               o    826 initial loans with an aggregate Cut-Off Date Pool
                                    Principal Balance of $84,193,752.22. After the funding period the Aggregate Cut-Off Date Pool Principal Balance is expected to be approximately $105,000,000

                               o    Consists of two groups:

                                    Group I consists of $25,322,654.33 of initial fixed rate
                                    mortgage loans secured by first and second lien mortgages on primarily 1 - 4 family properties. After the funding period the Group I aggregate Cut-Off Date Pool Principal Balance is expected to be approximately $28,000,000

                                    Group II consists of $58,871,097.89 of initial adjustable
                                    rate mortgage loans secured by first lien mortgages on
                                    primarily 1 - 4 family properties. The interest rates on the mortgage loans are based on 6 month LIBOR, consisting of
                                    79.24% 2/28s, 12.88% 3/27s and 7.88% regular 6-month LIBOR.
                                    After the funding period the Group II aggregate Cut-Off Date
                                    Pool Principal Balance is expected to be approximately
                                    $77,000,000

                                    Both the fixed rate mortgage loans and the adjustable rate mortgage loans will accrue interest at a rate calculated on the actuarial method.

                               o    For collateral statistics please see the "Collateral Summary"

Prefunding:                    o    Approximately $20,807,000 will be deposited into the
                                    Prefunding Account. This amount will be used to purchase
                                    approximately $2,678,000 subsequent fixed rate loans and
                                    approximately $18,129,000 subsequent adjustable rate loans.
                                    The prefunding period will end no later than January 28,
                                    2000.

                               o    Two MBIA Insurance Policies
Credit Enhancement:
                               o    Overcollateralization: The required amount of
                                    overcollateralization for Group I and Group II is based on certain minimum and maximum levels of overcollateralization and on the performance of the mortgage loans, for each
                                    respective Loan Group

                               o    Cross-collateralization: Excess interest from one loan group will be available to fund interest shortfalls, to cover
                                    losses and build OC in the other loan groups

Monthly Advances:              The Servicer:

                               (1)  is required to advance interest for delinquent loans up to liquidation, unless it determines that these advances are not recoverable

-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

-------------------------------------------------------------------------------------------------
                               (2)  will be reimbursed for these advances from future collections
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                   Terms of the Offering (cont.)
-------------------------------------------------------------------------------------------------
Servicer Advances:             The Servicer:

                               (1)  pays all out-of-pocket expenses to service these loans

                               (2)  will be reimbursed for these advances from future collections

Compensating Interest:         The Servicer:

                               (1)  will be required to remit (to the extent described below)
                                    interest shortfalls due to full prepayments which result in the receipt of accrued interest which is less than the
                                    interest that would have accrued for the entire month;
                                    subject to certain limitations

                               (2)  has no right of reimbursement

                               This obligation is capped at the aggregate Servicing Fee for the related period

                               MBIA:
                               (1)  will supplement these compensating interest payments to the extent necessary to pay timely interest on the Certificates

                               o    Interest on the Class A-1 Certificates accrues during the
                                    calendar month preceding each Payment Date

Certificate Interest Accrual:  o    Interest on the Class A-2 Certificates accrues from the last
                                    Payment Date (or from the Closing Date in the case of the
                                    first Payment Date) to, but not including, the current
                                    Payment Date

                               o    Accrues on the Class A-1 Certificates on a 30/360 basis and on the Class A-2 Certificates on an actual/360 basis

                               o    Paid monthly on each Payment Date

                               o    For Class A-1 accrues at a rate equal to [ ]%; for Class A-2 accrues at a rate equal to the lesser of (A) 1 month LIBOR +
                                    the applicable margin, (B) 15% per annum ("Stated Cap") and
                                    (C) the Available Funds Cap. The lesser of (A) and (B), the
                                    "Class A-2 Formula Rate"; and the lesser of (A), (B) and (C), the "Class A-2 Pass-Through Rate"

                               o    Any interest due but unpaid on a Class A-2 Certificate from a prior Payment Date will increase the interest payment due on the next Payment Date, plus accrued interest (see "Class A-2
                                    Available Funds Cap Carry-Forward Amount")

Available Funds Cap:           The "Available Funds Cap" for any Payment Date equals the weighted average of the mortgage rates on the mortgage loans in Group II less the sum of the following per annum rates: (A) the Servicing
                               Fee Rate (B) the rate at which the premium due to the Certificate
                               Insurer with respect to the Class A-2 Certificates accrues, (C) the rate at which the fee due to the Oversight Agent with respect to the Class A-2 Certificates accrues and (D) beginning on the
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no

-------------------------------------------------------------------------------------------------
                               thirteenth Payment Date following the Settlement Date, 0.50%.
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

-------------------------------------------------------------------------------------------------
                                   Terms of the Offering (cont.)
-------------------------------------------------------------------------------------------------
Class A-2 Available Funds Cap  Interest accrued on the Class A-2 Certificates at a per annum
Carry-Forward Amount           rate equal to the excess of the Class A-2 Formula Rate over the Class A-2 Pass-Through Rate, plus any interest accrued thereon

Step-up:                       If the Clean-up Call is not exercised, the annual interest rate on the Class A-1 Certificates increases by 0.50%, and the margin on the Class A-2 Certificates increases to twice the initial margin

Certificate Principal:         o    Class A-1 Certificates are generally paid down with principal collected on the Group I loans

                               o    Class A-2 Certificates are generally paid down with principal collected on the Group II loans

                               o    Group I excess interest after making the distributions in
                                    (I-1) - (I-7) below will be applied to pay principal on the
                                    Class A-1 Certificates to the extent needed to reach and
                                    maintain the Group I Target OC ("Net Monthly Excess
                                    Cashflow")

                               o    Group II excess interest after making the distributions in
                                    (II-1) - (II-7) below will be applied to pay principal on the
                                    Class A-2 Certificates to the extent needed to reach and
                                    maintain the Group II Target OC ("Net Monthly Excess
                                    Cashflow")
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

-------------------------------------------------------------------------------------------------
                                   Terms of the Offering (cont.)
-------------------------------------------------------------------------------------------------
Payment Priority:            Principal and interest collections (net of the Servicing Fee)
                             and draws on the Policy for the respective Loan Group (such draws available only to make payments to Class A
                             Certificateholders, excluding the Class A-2 Available Funds
                             Cap Carry-Forward Amount) will be allocated as follows:

                             Group I:

                             (I-1)      Premium to the Certificate Insurer and fee to Oversight
                                        Agent, in each case in respect of Group I

                             (I-2)      Class A-1 Interest to the Class A-1 Certificateholders

                             (I-3)      Class A-1 Principal to the Class A-1 Certificateholders,
                                        not including Net Monthly Excess Cashflow

                             (I-4)      Class A-2 Interest shortfalls to the Class A-2
                                        Certififcateholders

                             (I-5)      Class A-2 Principal shortfalls to the Class A-2
                                        Certificateholders, not including Net Monthly Excess
                                        Cashflow

                             (I-6)      Reimbursement for prior draws on the related policy to the
                                        Certificate Insurer

                             (I-7)      Reimbursement for prior draws on the other policy to the
                                        Certificate Insurer

                             (I-8)      Net Monthly Excess Cashflow to the Class A-1
                                        Certificateholders

                             (I-9)      Shortfalls in Target OC to the Class A-2 Certificateholders

                             (I-10)     Class A-2 Available Funds Cap Carry-Forward Amount

                             (I-11)     Accrued and unpaid Servicing Fee to the Servicer

                             (I-12)     Nonrecoverable advances not previously reimbursed to the
                                        Servicer

                             (I-13)     Other amounts owed to Certificate Insurer under Insurance
                                        Agreement

                             (I-14)     Other amounts owed to the Oversight Agent

                             (I-15)     Remaining amounts to the holder of the Residual Interest
-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

-------------------------------------------------------------------------------------------------
                                   Terms of the Offering (cont.)
-------------------------------------------------------------------------------------------------
Payment Priority (cont.):    Group II:

                             (II-1)     Premium to the Certificate Insurer and fee to the
                                        Oversight Agent, in each case in respect of Group II

                             (II-2)     Class A-2 Interest to the Class A-2 Certificateholders

                             (II-3)     Class A-2 Principal to the Class A-2 Certificateholders,
                                        not including Net Monthly Excess Cashflow

                             (II-4)     Class A-1 Interest shortfalls to the Class A-1
                                        Certififcateholders

                             (II-5)     Class A-1 Principal shortfalls to the Class A-1
                                        Certificateholders, not including Net Monthly Excess
                                        Cashflow

                             (II-6)     Reimbursement for prior draws on the related policy to
                                        the Certificate Insurer

                             (II-7)     Reimbursement for prior draws on the other policy to the
                                        Certificate Insurer

                             (II-8)     Net Monthly Excess Cashflow to the Class A-2
                                        Certificateholders

                             (II-9)     Shortfalls in Target OC to the Class A-1
                                        Certificateholders

                             (II-10)    Class A-2 Available Funds Cap Carry-Forward Amount

                             (II-11)    Accrued and unpaid Servicing Fee to the Servicer

                             (II-12)    Nonrecoverable advances not previously reimbursed to the
                                        Servicer

                             (II-13)    Other amounts owed to Certificate Insurer under Insurance
                                        Agreement

                             (II-14)    Other amounts owed to the Oversight Agent

                             (II-15)    Remaining amounts to the holder of the Residual Interest
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------------------------------------------
                                           Loan Group F Collateral Summary
--------------------------------------------------------------------------------------------------------------------

                          Collateral statistics for the fixed rate home equity loans in the
                                      Statistic Calculation Pool, as of 11/30/99
--------------------------------------------------------------------------------------------------------------------
Total Number of Loans                                                             341

Total Outstanding Loan Balance                                         $25,322,654.33

Average Loan Current Balance                                               $74,259.98        $1,611.41 to 342,536.54

WA Coupon                                                                      10.21%                7.85% to 16.25%

WA Original Term (mo.)                                                            324                     120 to 360

WA Remaining Term (mo.)                                                           314                      29 to 360

WA CLTV                                                                        58.19%                5.49% to 84.99%

Weighted Average FICO                                                             624                     466 to 818

Lien Position (first/second)                                             94.70%/5.30%

Property Type
        Single Family                                                          90.66%
        Condo                                                                   2.11%
        Two-to-Four Family                                                      6.93%
        PUD                                                                     0.29%

Occupancy Status

        Owner Occupied                                                         97.21%
        Non-Owner Occupied                                                      2.79%

Geographic Distribution

other states account individually for less than                     CA:        39.90%
5% of pool balance                                                  NY:        17.52%
                                                                    CO:         6.22%
                                                                    NJ:         5.31%
                                                                    IL:         5.23%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------------------------------------------------------------------------------------------------
                                           Loan Group F Collateral Summary
---------------------------------------------------------------------------------------------------------------------

                          Collateral statistics for the fixed rate home equity loans in the
                                      Statistic Calculation Pool, as of 11/30/99
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                   Current Balances
---------------------------------------------------------------------------------------------------------------------
($)                                          No of                                            % of Group F
                                             Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                28                510,164.25                       2.01
25,000.01 - 50,000.00                           78              2,987,071.56                      11.80
50,000.01 - 75,000.00                           76              4,794,529.11                      18.93
75,000.01 - 100,000.00                          89              7,657,790.82                      30.24
100,000.01 - 125,000.00                         35              3,869,688.17                      15.28
125,000.01 - 150,000.00                         19              2,596,690.09                      10.25
150,000.01 - 175,000.00                         11              1,765,703.17                       6.97
175,000.01 - 200,000.00                          3                559,290.62                       2.21
225,000.01 - 250,000.00                          1                239,190.00                       0.94
325,000.01 - 350,000.00                          1                342,536.54                       1.35
---------------------------------------------------------------------------------------------------------------------
Total:                                         341             25,322,654.33                     100.00
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------------------------------------------------------------------------------------------------
                                            Loan Group F Collateral Summary
---------------------------------------------------------------------------------------------------------------------

                           Collateral statistics for the fixed rate home equity loans in the
                                      Statistic Calculation Pool, as of 11/30/99
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                      Loan Rates
---------------------------------------------------------------------------------------------------------------------
(%)                                          No of                                            % of Group F
                                             Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                                    4               318,828.10                        1.26
8.001 - 8.500                                    3               543,606.22                        2.15
8.501 - 9.000                                   30             2,443,662.58                        9.65
9.001 - 9.500                                   31             3,075,644.91                       12.15
9.501 - 10.000                                 107             8,414,228.02                       33.23
10.001 - 10.500                                 39             2,885,522.17                       11.40
10.501 - 11.000                                 54             4,408,691.05                       17.41
11.001 - 11.500                                  9               672,298.30                        2.65
11.501 - 12.000                                 12               690,870.54                        2.73
12.001 - 12.500                                  4               317,423.26                        1.25
12.501 - 13.000                                 11               392,294.76                        1.55
13.001 - 13.500                                  6               205,907.45                        0.81
13.501 - 14.000                                 11               425,837.65                        1.68
14.001 - 14.500                                  6               109,336.88                        0.43
14.501 - 15.000                                  6               192,059.75                        0.76
15.001 >=                                        8               226,442.69                        0.89
---------------------------------------------------------------------------------------------------------------------
Total:                                         341            25,322,654.33                      100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                 Prepayment Penalties
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group F
                                             Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
No Prepay Penalty                              129             9,568,915.17                        37.79
1% of original principal balance for 5          11               775,479.79                         3.06
years
2 mos interest on 80% of UPB for 3               5               498,383.77                         1.97
years
3% of prepayment for 3 yrs                       1                69,965.57                         0.28
6 mos interest on 80% of UPB for 1 year         31             2,761,761.30                        10.91
6 mos interest on 80% UPB for 2 years            1                36,113.32                         0.14
6 mos interest on 80% of UPB for 5             158            11,275,291.35                        44.53
years
12 mos interest on 80% of UPB for 5              1                92,904.00                         0.37
years
60 days int on 80% UPB for 5 yrs                 2                89,211.06                         0.35
Unknown                                          2               154,629.00                         0.61
---------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

-------------------------------------------------------------------------------------------------------------
Total:                                         341            25,322,654.33                       100.00
-------------------------------------------------------------------------------------------------------------













--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------------------------------------------------------------------------------------------------
                                            Loan Group F Collateral Summary
---------------------------------------------------------------------------------------------------------------------

                           Collateral statistics for the fixed rate home equity loans in the
                                      Statistic Calculation Pool, as of 11/30/99
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                           Original Term to Stated Maturity
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group F
(months)                                     Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
120                                              9               286,383.58                        1.13
180                                             75             4,079,793.46                       16.11
240                                              9               834,487.70                        3.30
300                                              1                55,006.00                        0.22
360                                            247            20,066,983.59                       79.25
---------------------------------------------------------------------------------------------------------------------
Total:                                         341            25,322,654.33                      100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                        Remaining Term to Stated Maturity
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group F
(months)                                     Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
=<120                                           11               314,323.83                         1.24
121 - 180                                       73             4,051,853.21                        16.00
181 - 240                                        9               834,487.70                         3.30
241 - 300                                        1                55,006.00                         0.22
301 - 360                                      247            20,066,983.59                        79.25
---------------------------------------------------------------------------------------------------------------------
Total:                                         341            25,322,654.33                       100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                   Seasoning
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group F
(months)                                     Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
=<0                                            221            17,644,946.37                        69.68
1-7                                             25             2,393,646.33                         9.45
7-12                                             8               522,262.09                         2.06
=>25                                            87             4,761,799.54                        18.80
---------------------------------------------------------------------------------------------------------------------
Total:                                         341            25,322,654.33                       100.00
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------------------------------------------------------------------------------------------------
                                            Loan Group F Collateral Summary
---------------------------------------------------------------------------------------------------------------------

                           Collateral statistics for the fixed rate home equity loans in the
                                      Statistic Calculation Pool, as of 11/30/99
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                             Combined Loan-to-Value Ratio
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group F
(%)                                          Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                                     1                  25,384.00                      0.10
10.01 - 15.00                                    3                  81,664.35                      0.32
15.01 - 20.00                                   14                 496,404.12                      1.96
20.01 - 25.00                                   13                 517,347.13                      2.04
25.01 - 30.00                                   11                 482,260.45                      1.90
30.01 - 35.00                                   14                 675,854.62                      2.67
35.01 - 40.00                                   30               1,749,117.53                      6.91
40.01 - 45.00                                   26               1,391,373.36                      5.49
45.01 - 50.00                                   22               1,641,594.65                      6.48
50.01 - 55.00                                   30               2,220,318.53                      8.77
55.01 - 60.00                                   38               3,067,788.10                     12.11
60.01 - 65.00                                   41               3,099,116.85                     12.24
65.01 - 70.00                                   38               3,686,576.97                     14.56
70.01 - 75.00                                   33               3,230,839.15                     12.76
75.01 - 80.00                                   22               2,460,143.81                      9.72
80.01 - 85.00                                    5                 496,870.71                      1.96
--------------------------------------------------------------------------------------------------------------------
Total:                                         341              25,322,654.33                    100.00
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------------------------------------------------------------------------------------------------
                                            Loan Group F Collateral Summary
---------------------------------------------------------------------------------------------------------------------

                           Collateral statistics for the fixed rate home equity loans in the
                                      Statistic Calculation Pool, as of 11/30/99
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    Occupancy Type
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group F
                                             Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
Primary                                        326            24,615,205.32                       97.21
Investor                                        14               678,944.66                        2.68
Second Home                                      1                28,504.35                        0.11
---------------------------------------------------------------------------------------------------------------------
Total:                                         341            25,322,654.33                      100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    Property Type
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group F
                                             Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
Single Family                                  310            22,958,766.68                        90.66
2-4 Family                                      23             1,756,108.58                         6.93
Condo                                            7               534,479.07                         2.11
PUD                                              1                73,300.00                         0.29
---------------------------------------------------------------------------------------------------------------------
Total:                                         341            25,322,654.33                       100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                       States
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group F
                                             Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
CA                                             149            10,104,151.01                       39.90
NY                                              52             4,436,036.16                       17.52
CO                                              21             1,575,120.84                        6.22
NJ                                              19             1,343,655.38                        5.31
IL                                              18             1,323,781.23                        5.23
WA                                              12               989,363.75                        3.91
OH                                              11               775,479.79                        3.06
MD                                               8               705,535.49                        2.79
PA                                              11               695,441.51                        2.75
FL                                               7               628,634.24                        2.48
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------------------------------------------------------------------------------------------------
                                            Loan Group F Collateral Summary
---------------------------------------------------------------------------------------------------------------------

                           Collateral statistics for the fixed rate home equity loans in the
                                      Statistic Calculation Pool, as of 11/30/99
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                  States (continued)
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group F
                                             Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
OR                                               9               597,357.67                        2.36
DC                                               5               498,383.77                        1.97
MN                                               5               476,216.82                        1.88
AZ                                               6               467,020.51                        1.84
UT                                               5               458,222.07                        1.81
CT                                               2               207,384.65                        0.82
WI                                               1                40,869.44                        0.16
---------------------------------------------------------------------------------------------------------------------
Total:                                         341            25,322,654.33                      100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                   Months Delinquent
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group F
Months Currently Delinquent                  Loans            Current Balance                Current Balance
---------------------------------------------------------------------------------------------------------------------
0                                              341             25,322,654.33                      100.00
---------------------------------------------------------------------------------------------------------------------
Total:                                         341             25,322,654.33                      100.00
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------------------------------------------------------------------------------------------------
                                            Loan Group F Collateral Summary
---------------------------------------------------------------------------------------------------------------------

                           Collateral statistics for the fixed rate home equity loans in the
                                      Statistic Calculation Pool, as of 11/30/99
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                     Lien Position
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group F
                                             Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
1                                              304            23,981,053.49                       94.70
2                                               37             1,341,600.84                        5.30
---------------------------------------------------------------------------------------------------------------------
Total:                                         341            25,322,654.33                      100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                         FICO
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group F
FICO                                         Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
Unknown                                         88               4,935,372.97                     19.49
461 - 480                                        1                  77,250.00                      0.31
481 - 500                                        7                 538,147.07                      2.13
501 - 520                                        6                 555,072.87                      2.19
521 - 540                                       12                 971,204.85                      3.84
541 - 560                                       25               2,090,017.52                      8.25
561 - 580                                       26               1,909,820.17                      7.54
581 - 600                                       31               2,226,614.00                      8.79
601 - 620                                       25               1,690,639.93                      6.68
621 - 640                                       20               1,718,192.50                      6.79
641 - 660                                       25               2,625,441.51                     10.37
661 - 680                                       24               2,128,677.88                      8.41
681 - 700                                       17               1,197,714.99                      4.73
701 - 720                                        6                 422,497.89                      1.67
721 - 740                                       12                 940,789.59                      3.72
741 - 760                                        7                 724,888.73                      2.86
761 - 780                                        2                 172,121.14                      0.68
781 - 800                                        4                 183,068.31                      0.72
801 - 820                                        3                 215,122.41                      0.85
--------------------------------------------------------------------------------------------------------------------
Total:                                         341              25,322,654.33                    100.00
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------------------------------------------------------------------------------------------------
                                            Loan Group F Collateral Summary
---------------------------------------------------------------------------------------------------------------------

                           Collateral statistics for the fixed rate home equity loans in the
                                      Statistic Calculation Pool, as of 11/30/99
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                  Documentation Type
---------------------------------------------------------------------------------------------------------------------
                                           No of                                              % of Group F
                                           Loans            Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
Full                                         213                17,393,790.50                     68.69
Alternate                                    101                 5,889,149.89                     23.26
No Doc                                        27                 2,039,713.94                      8.05
---------------------------------------------------------------------------------------------------------------------
Total:                                       341                25,322,654.33                    100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                     Credit Grade
---------------------------------------------------------------------------------------------------------------------
                                           No of                                              % of Group F
Credit Grade                               Loans            Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
A loans                                      217              17,056,835.20                        67.36
A- loans                                      21               1,446,759.02                         5.71
B loans                                       72               5,231,357.29                        20.66
B- loans                                       1                  93,002.00                         0.37
C loans                                       19                 911,350.72                         3.60
D loans                                       11                 583,350.10                         2.30
---------------------------------------------------------------------------------------------------------------------
Total:                                       341              25,322,654.33                       100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    Debt-To-Income
---------------------------------------------------------------------------------------------------------------------
                                           No of                                              % of Group F
Debt-To-Income                             Loans            Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                                   1                  16,623.47                            0.07
10.01 - 15.00                                 11                 494,001.18                            1.95
15.01 - 20.00                                 27               1,741,388.39                            6.88
20.01 - 25.00                                 25               1,815,479.55                            7.17
25.01 - 30.00                                 47               3,262,336.75                           12.88
30.01 - 35.00                                 42               3,398,784.64                           13.42
35.01 - 40.00                                 47               3,301,310.94                           13.04
40.01 - 45.00                                 50               3,857,747.54                           15.23
45.01 - 50.00                                 42               3,406,136.24                           13.45
50.01 - 55.00                                 29               2,343,411.52                            9.25
55.01 - 60.00                                 15               1,232,387.10                            4.87
60.01 - 65.00                                  4                 429,302.17                            1.70
65.01 - 70.00                                  1                  23,744.84                            0.09
------------------------------------------------------------------------------------------------------------
Total:                                       341              25,322,654.33                          100.00
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------------------------------------------------------------------------------------------------
                                           Loan Group F Collateral Summary
---------------------------------------------------------------------------------------------------------------------

                          Collateral statistics for the fixed rate home equity loans in the
                                      Statistic Calculation Pool, as of 11/30/99
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                  Loan Purpose
---------------------------------------------------------------------------------------------------------------------
                                           No of                                              % of Group F
                                           Loans            Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                           249              20,417,321.04                       80.63
Debt Consolidation                            50               2,892,596.22                       11.42
Home Improvement                              32               1,363,978.97                        5.39
Investment                                     3                  97,487.76                        0.38
Purchase                                       1                  52,443.34                        0.21
Business Capital                               2                 114,126.27                        0.45
Rate/Term Refinance                            4                 384,700.73                        1.52
---------------------------------------------------------------------------------------------------------------------
Total:                                       341              25,322,654.33                      100.00
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------------------------------------------------------------------------------------------------
                                            Loan Group F Collateral Summary
---------------------------------------------------------------------------------------------------------------------

                        Collateral statistics for the adjustable rate home equity loans in the
                                      Statistic Calculation Pool, as of 11/30/99
---------------------------------------------------------------------------------------------------------------------
Total Number of Loans                                                             485

Total Outstanding Loan Balance                                         $58,871,097.89

Average Loan Current Balance                                              $121,383.71      $18,291.07 to $380,770.00

WA Coupon                                                                       8.95%                6.69% to 15.75%

ARM Characteristics

        Margin                                                                  5.49%                4.49% to 10.10%
        First Periodic Cap                                                      1.70%                 1.00% to 3.00%
        Subsequent Periodic Cap                                                 1.00%
        Lifetime Cap                                                           15.91%               13.69% to 19.95%
        Lifetime Floor                                                          8.91%                6.69% to 12.95%

WA Original Term (mo.)                                                            350                     120 to 360

WA Remaining Term (mo.)                                                           349                      67 to 360

Lien Position (first/second)                                          100.00% / 0.00%

WA LTV                                                                         66.07%               11.98% to 85.00%

Loan Type

        2 yr Fixed, 6 mo LI ARM                                                79.24%
        3 yr Fixed, 6 mo LI ARM                                                12.88%
        6 mo LI ARM                                                             7.88%

WA Mos to Next Rate Adjustment                                                     25

Property Type

        Single Family                                                          89.93%
        Two- to Four-Family                                                     7.22%
        Condo                                                                   2.19%
         PUD                                                                    0.66%

Occupancy Status

        Owner Occupied                                                         97.03%
        Non-Owner Occupied                                                      2.97%

Geographic Distribution

other states account individually for less than                     CA:        45.86%
5% of pool balance                                                  NJ:        11.76%
                                                                    NY:         9.71%
                                                                    IL:         8.21%
                                                                    WA:         5.45%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------------------------------------------------------------------------------------------------
                                            Loan Group A Collateral Summary
---------------------------------------------------------------------------------------------------------------------

                        Collateral statistics for the adjustable rate home equity loans in the
                                      Statistic Calculation Pool, as of 11/30/99
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                   Current Balances
---------------------------------------------------------------------------------------------------------------------

                                           No of                                              % of Group A
($)                                        Loans            Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                               2                    36,763.07                            0.06
25,000.01 - 50,000.00                         45                 1,854,310.27                            3.15
50,000.01 - 75,000.00                         64                 4,027,930.93                            6.84
75,000.01 - 100,000.00                       102                 8,986,014.41                           15.26
100,000.01 - 125,000.00                      100                11,122,654.54                           18.89
125,000.01 - 150,000.00                       53                 7,190,422.68                           12.21
150,000.01 - 175,000.00                       39                 6,313,049.84                           10.72
175,000.01 - 200,000.00                       14                 2,632,637.51                            4.47
200,000.01 - 225,000.00                       26                 5,464,945.75                            9.28
225,000.01 - 250,000.00                        9                 2,143,130.57                            3.64
250,000.01 - 275,000.00                       12                 3,182,080.32                            5.41
275,000.01 - 300,000.00                        8                 2,281,173.00                            3.87
300,000.01 - 325,000.00                        5                 1,566,008.00                            2.66
325,000.01 - 350,000.00                        5                 1,689,207.00                            2.87
375,000.01 - 400,000.00                        1                   380,770.00                            0.65
--------------------------------------------------------------------------------------------------------------
Total:                                       485                58,871,097.89                          100.00
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------------------------------------------------------------------------------------------------
                                            Loan Group A Collateral Summary
---------------------------------------------------------------------------------------------------------------------

                        Collateral statistics for the adjustable rate home equity loans in the
                                      Statistic Calculation Pool, as of 11/30/99
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                      Loan Rates
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group A
(%)                                          Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                                    7               1,022,929.23                      1.74
7.001 - 7.500                                   13               1,437,080.73                      2.44
7.501 - 8.000                                   64               7,951,323.33                     13.51
8.001 - 8.500                                   84              10,183,299.51                     17.30
8.501 - 9.000                                  123              15,526,391.73                     26.37
9.001 - 9.500                                   77               8,555,562.39                     14.53
9.501 - 10.000                                  64               8,905,281.05                     15.13
10.001 - 10.500                                 16               1,914,408.36                      3.25
10.501 - 11.000                                 15               1,465,014.91                      2.49
11.001 - 11.500                                  6                 457,764.18                      0.78
11.501 - 12.000                                  6                 721,269.75                      1.23
12.001 - 12.500                                  1                 137,976.00                      0.23
12.501 - 13.000                                  3                 271,048.32                      0.46
13.501 - 14.000                                  1                  18,291.07                      0.03
14.001 - 14.500                                  1                  31,730.61                      0.05
14.501 - 15.000                                  2                 198,963.16                      0.34
15.001 >=                                        2                  72,763.56                      0.12
---------------------------------------------------------------------------------------------------------------------
Total:                                         485              58,871,097.89                    100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                 Prepayment Penalties
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group A
                                             Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
No Prepay Penalty                              250              28,526,901.01                     48.46
1% of original principal balance for 5           7                 512,917.67                      0.87
years
2 mos interest on 80% of UPB for 3               1                 104,000.00                      0.18
years
3% of prepay amount for 2 years                  1                 107,877.83                      0.18
3 mos interest on 100% of UPB for 3              1                  55,969.33                      0.10
years
6 mos interest on 80% UPB for 2 years            4                 665,537.27                      1.13
6 mos interest on 80% of UPB for 3               1                 230,250.00                      0.39
years
6 mos interest on 80% of UPB for 5             198              25,917,395.25                     44.02
years
12 mos interest on 80% of UPB for 5              8               1,068,356.03                      1.81

---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------------------------------------------------------------------------------------------------
years
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            Loan Group A Collateral Summary
---------------------------------------------------------------------------------------------------------------------
                        Collateral statistics for the adjustable rate home equity loans in the
                                      Statistic Calculation Pool, as of 11/30/99
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              Prepayment Penalties (Con't)
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group A
                                             Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
60 days int on 80% UPB for 5 yrs                 1                  82,490.00                      0.14
2 mths int on UPB - 33.33% of OLA +              1                 209,970.00                      0.36
curt 3 years
3% of prepayment for 3 yrs                      12               1,389,433.50                      2.36
---------------------------------------------------------------------------------------------------------------------
Total:                                         485              58,871,097.89                    100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                           Original Term to Stated Maturity
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group A
(months)                                     Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
120                                              2                  56,581.41                      0.10
180                                             30               2,695,554.21                      4.58
240                                              7                 862,067.58                      1.46
360                                            446              55,256,894.69                     93.86
---------------------------------------------------------------------------------------------------------------------
Total:                                         485              58,871,097.89                    100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                           Remaining Term to Stated Maturity
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group A
(months)                                     Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
=<120                                            2                  56,581.41                      0.10
121 - 180                                       30               2,695,554.21                      4.58
181 - 240                                        7                 862,067.58                      1.46
301 - 360                                      446              55,256,894.69                     93.86
---------------------------------------------------------------------------------------------------------------------
Total:                                         485              58,871,097.89                    100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                       Seasoning
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group A
(months)                                     Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
=<0                                            447              55,332,606.31                     93.99
1-3                                             27               2,868,935.78                      4.87
=>25                                            11                 669,555.80                      1.14
Total:                                         485              58,871,097.89                    100.00
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------------------------------------------------------------------------------------------------
                                            Loan Group A Collateral Summary
---------------------------------------------------------------------------------------------------------------------

                        Collateral statistics for the adjustable rate home equity loans in the
                                      Statistic Calculation Pool, as of 11/30/99
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                  Loan-to-Value Ratio
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group A
(%)                                          Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                    2                  87,553.50                      0.15
15.01 - 20.00                                    4                 147,754.00                      0.25
20.01 - 25.00                                    5                 390,560.23                      0.66
25.01 - 30.00                                   12                 712,830.00                      1.21
30.01 - 35.00                                   12                 667,521.13                      1.13
35.01 - 40.00                                   16               1,354,198.55                      2.30
40.01 - 45.00                                   22               1,697,076.85                      2.88
45.01 - 50.00                                   29               3,119,045.08                      5.30
50.01 - 55.00                                   32               3,319,465.15                      5.64
55.01 - 60.00                                   48               5,785,722.96                      9.83
60.01 - 65.00                                   74               8,573,894.76                     14.56
65.01 - 70.00                                   58               8,697,108.45                     14.77
70.01 - 75.00                                   71              10,284,118.79                     17.47
75.01 - 80.00                                   66               8,892,968.61                     15.11
80.01 - 85.00                                   34               5,141,279.83                      8.73
---------------------------------------------------------------------------------------------------------------------
Total:                                         485              58,871,097.89                    100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    Occupancy Type
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group A
                                             Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
Primary                                        468              57,122,879.25                     97.03
Investor                                        17               1,748,218.64                      2.97
---------------------------------------------------------------------------------------------------------------------
Total:                                         485              58,871,097.89                    100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                     Property Type
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group A
                                             Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
Single Family                                  435              52,943,318.65                     89.93
2-4 Family                                      32               4,250,891.83                      7.22
Condo                                           14               1,290,521.89                      2.19
PUD                                              4                 386,365.52                      0.66
---------------------------------------------------------------------------------------------------------------------
Total:                                         485              58,871,097.89                    100.00
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------------------------------------------------------------------------------------------------
                                            Loan Group A Collateral Summary
---------------------------------------------------------------------------------------------------------------------

                        Collateral statistics for the adjustable rate home equity loans in the
                                      Statistic Calculation Pool, as of 11/30/99
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                        States
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group A
                                             Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
CA                                             191              26,996,644.93                     45.86
NJ                                              55               6,921,862.03                     11.76
NY                                              45               5,715,550.79                      9.71
IL                                              47               4,836,210.98                      8.21
WA                                              29               3,207,200.28                      5.45
CO                                              19               1,949,344.38                      3.31
MD                                              19               1,593,150.48                      2.71
OR                                              15               1,453,443.28                      2.47
AZ                                              13               1,328,464.48                      2.26
PA                                              18               1,318,769.24                      2.24
UT                                              12               1,104,773.82                      1.88
CT                                               6                 838,034.52                      1.42
OH                                               9                 717,711.71                      1.22
FL                                               4                 463,350.15                      0.79
DC                                               3                 426,586.82                      0.72
---------------------------------------------------------------------------------------------------------------------
Total:                                         485              58,871,097.89                    100.00
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                 Debt-To-Income
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group A
Debt-To-Income                               Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                    7                 393,999.74                      0.67
15.01 - 20.00                                   18               1,383,266.81                      2.35
20.01 - 25.00                                   29               2,903,665.61                      4.93
25.01 - 30.00                                   49               5,088,295.48                      8.64
30.01 - 35.00                                   56               6,515,844.50                     11.07
35.01 - 40.00                                   67               8,171,997.53                     13.88
40.01 - 45.00                                   91              11,224,969.12                     19.07
45.01 - 50.00                                   80              10,753,522.49                     18.27
50.01 - 55.00                                   53               7,692,558.16                     13.07
55.01 - 60.00                                   31               4,386,514.63                      7.45
60.01 - 65.00                                    3                 321,463.82                      0.55
65.01 - 70.00                                    1                  35,000.00                      0.06
---------------------------------------------------------------------------------------------------------------------
Total:                                         485              58,871,097.89                    100.00
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------------------------------------------------------------------------------------------------
                                            Loan Group A Collateral Summary
---------------------------------------------------------------------------------------------------------------------

                        Collateral statistics for the adjustable rate home equity loans in the
                                      Statistic Calculation Pool, as of 11/30/99
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                         FICO
---------------------------------------------------------------------------------------------------------------------
FICO
---------------------------------------------------------------------------------------------------------------------
Unknown                                              11                   669,555.80                            1.14
461 - 480                                             3                   353,517.15                            0.60
481 - 500                                             4                   504,186.35                            0.86
501 - 520                                            25                 2,970,560.83                            5.05
521 - 540                                            44                 5,425,915.63                            9.22
541 - 560                                            51                 5,890,144.11                           10.01
561 - 580                                            59                 7,307,714.38                           12.41
581 - 600                                            66                 8,079,887.47                           13.72
601 - 620                                            40                 4,991,513.76                            8.48
621 - 640                                            52                 7,343,232.52                           12.47
641 - 660                                            39                 4,806,053.09                            8.16
661 - 680                                            33                 4,153,369.98                            7.06
681 - 700                                            18                 2,175,085.88                            3.69
701 - 720                                            18                 2,120,664.44                            3.60
721 - 740                                             7                   656,768.50                            1.12
741 - 760                                             9                   843,295.00                            1.43
761 - 780                                             1                   193,011.00                            0.33
781 - 800                                             3                   255,608.00                            0.43
801 - 820                                             2                   131,014.00                            0.22
---------------------------------------------------------------------------------------------------------------------
Total:                                              485                58,871,097.89                          100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                     Loan Purpose
---------------------------------------------------------------------------------------------------------------------
                                             No of                                             % of Group F
                                             Loans           Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                             438              55,916,871.35                     94.98
Debt Consolidation                              17               1,112,755.72                      1.89
Home Improvement                                28               1,645,740.03                      2.80
Business Capital                                 2                 195,730.79                      0.33
---------------------------------------------------------------------------------------------------------------------
Total:                                         485              58,871,097.89                    100.00
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------------------------------------------------------------------------------------------------
                                            Loan Group A Collateral Summary
---------------------------------------------------------------------------------------------------------------------

                        Collateral statistics for the adjustable rate home equity loans in the
                                      Statistic Calculation Pool, as of 11/30/99
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                  Documentation Type
---------------------------------------------------------------------------------------------------------------------
                                             No of                                              % of Group A
                                             Loans            Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
Full                                           328              39,381,913.66                     66.90
No Doc                                         108              14,255,057.90                     24.21
Alternate                                       49               5,234,126.33                      8.89
Total:                                         485              58,871,097.89                    100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                     Credit Grade
---------------------------------------------------------------------------------------------------------------------
                                             No of                                           % of Group A
                                             Loans            Current Balance ($)           Current Balance
---------------------------------------------------------------------------------------------------------------------
A loans                                        276              34,515,282.45                    58.62
A- loans                                        28               3,878,307.00                     6.59
B+ loans                                         1                 184,000.00                     0.31
B loans                                        123              14,123,231.44                    23.99
B- loans                                        11               1,416,365.28                     2.41
C loans                                         36               3,533,961.67                     6.00
C- loans                                         1                 121,165.03                     0.21
D loans                                          9               1,098,785.02                     1.87
---------------------------------------------------------------------------------------------------------------------
Total:                                         485              58,871,097.89                   100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                     Product Type
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group A
                                             Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
2/28 6 Month Libor                             382              46,649,022.21                     79.24
3/27 6 Month Libor                              65               7,584,631.61                     12.88
6 Month Libor                                   38               4,637,444.07                      7.88
---------------------------------------------------------------------------------------------------------------------
Total:                                         485              58,871,097.89                    100.00
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------------------------------------------------------------------------------------------------
                                            Loan Group A Collateral Summary
---------------------------------------------------------------------------------------------------------------------

                        Collateral statistics for the adjustable rate home equity loans in the
                                      Statistic Calculation Pool, as of 11/30/99
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                        Margin
---------------------------------------------------------------------------------------------------------------------
                                              No of                                           % of Group A
(%)                                           Loans           Current Balance ($)            Current Balance
---------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                    5                 628,327.71                      1.07
4.501 - 5.000                                   98              11,295,630.50                     19.19
5.001 - 5.500                                  253              30,236,812.70                     51.36
5.501 - 6.000                                   70              10,675,171.50                     18.13
6.001 - 6.500                                   18               1,978,970.93                      3.36
6.501 - 7.000                                   24               2,449,270.57                      4.16
7.001 - 7.500                                    5                 414,202.58                      0.70
7.501 - 8.000                                    6                 870,963.00                      1.48
8.001 - 8.500                                    1                  18,291.07                      0.03
8.501 - 9.000                                    1                  78,740.79                      0.13
9.001 - 9.500                                    2                 151,952.98                      0.26
9.501 - 10.000                                   1                  29,398.50                      0.05
10.001 - 10.500                                  1                  43,365.06                      0.07
---------------------------------------------------------------------------------------------------------------------
Total:                                         485              58,871,097.89                    100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                               Next Rate Adjustment Date
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group A
                                             Loans          Current Balance ($)              Current Balance
---------------------------------------------------------------------------------------------------------------------
2000-01                                          1                  31,730.61                      0.05
2000-02                                          4                 211,277.00                      0.36
2000-04                                          2                 135,280.55                      0.23
2000-05                                          5                 496,921.83                      0.84
2000-06                                         19               2,613,033.08                      4.44
2000-07                                          5                 966,603.00                      1.64
2000-08                                          2                 182,598.00                      0.31
2001-09                                          2                 368,718.48                      0.63
2001-10                                         23               2,337,184.02                      3.97
2001-11                                         60               7,027,298.60                     11.94
2001-12                                        189              22,530,272.13                     38.27
2002-01                                         90              11,536,385.99                     19.60
2002-02                                         18               2,849,162.99                      4.84
2002-10                                          1                  78,646.02                      0.13
2002-11                                          4                 488,037.41                      0.83
2002-12                                         25               3,293,552.00                      5.59
2003-01                                         32               3,431,393.18                      5.83
2003-02                                          3                 293,003.00                      0.50
---------------------------------------------------------------------------------------------------------------------
Total:                                         485              58,871,097.89                    100.00
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------------------------------------------------------------------------------------------------
                                            Loan Group A Collateral Summary
---------------------------------------------------------------------------------------------------------------------

                        Collateral statistics for the adjustable rate home equity loans in the
                                      Statistic Calculation Pool, as of 11/30/99
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                     Lifetime Cap
---------------------------------------------------------------------------------------------------------------------
                                              No of                                           % of Group A
(%)                                           Loans          Current Balance ($)             Current Balance
---------------------------------------------------------------------------------------------------------------------
13.501 - 14.000                                  7               1,022,929.23                      1.74
14.001 - 14.500                                 13               1,437,080.73                      2.44
14.501 - 15.000                                 65               7,969,614.40                     13.54
15.001 - 15.500                                 87              10,403,258.16                     17.67
15.501 - 16.000                                123              15,526,391.73                     26.37
16.001 - 16.500                                 80               8,706,670.86                     14.79
16.501 - 17.000                                 65               8,934,679.55                     15.18
17.001 - 17.500                                 17               1,965,301.65                      3.34
17.501 - 18.000                                 14               1,488,413.86                      2.53
18.001 - 18.500                                  7                 536,504.97                      0.91
18.501 - 19.000                                  5                 643,286.75                      1.09
19.001 - 19.500                                  1                 137,976.00                      0.23
19.501 - 20.000                                  1                  98,990.00                      0.17
---------------------------------------------------------------------------------------------------------------------
Total:                                         485              58,871,097.89                    100.00
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                   First Period Cap
---------------------------------------------------------------------------------------------------------------------
                                              No of                                           % of Group A
(%)                                           Loans          Current Balance ($)             Current Balance
---------------------------------------------------------------------------------------------------------------------
1                                               38               4,637,444.07                      7.88
1.5                                            367              44,723,054.89                     75.97
3                                               80               9,510,598.93                     16.15
---------------------------------------------------------------------------------------------------------------------
Total:                                         485              58,871,097.89                    100.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                 Subsequent Period Cap
---------------------------------------------------------------------------------------------------------------------
                                              No of                                           % of Group A
(%)                                           Loans          Current Balance ($)             Current Balance
---------------------------------------------------------------------------------------------------------------------
1                                              485              58,871,097.89                    100.00
Total:                                         485              58,871,097.89                    100.00
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------------------------------------------------------------------------------------------------
                                           Loan Group A Collateral Summary
---------------------------------------------------------------------------------------------------------------------

                        Collateral statistics for the adjustable rate home equity loans in the
                                      Statistic Calculation Pool, as of 11/30/99
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    Lifetime Floor
---------------------------------------------------------------------------------------------------------------------
                                             No of                                            % of Group A
(%)                                          Loans           Current Balance ($)             Current Balance
---------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                                    7               1,022,929.23                      1.74
7.001 - 7.500                                   13               1,437,080.73                      2.44
7.501 - 8.000                                   65               7,969,614.40                     13.54
8.001 - 8.500                                   86              10,335,252.49                     17.56
8.501 - 9.000                                  123              15,526,391.73                     26.37
9.001 - 9.500                                   81               8,774,676.53                     14.90
9.501 - 10.000                                  65               8,934,679.55                     15.18
10.001 - 10.500                                 17               1,965,301.65                      3.34
10.501 - 11.000                                 14               1,488,413.86                      2.53
11.001 - 11.500                                  7                 536,504.97                      0.91
11.501 - 12.000                                  5                 643,286.75                      1.09
12.001 - 12.500                                  1                 137,976.00                      0.23
12.501 - 13.000                                  1                  98,990.00                      0.17
---------------------------------------------------------------------------------------------------------------------
Total:                                         485              58,871,097.89                    100.00
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).